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                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration
Statements:

      Registration Statement (Form S-3 No. 333-110944) pertaining to the registration of $110,000,000 of the convertible subordinated debentures of Belden CDT Inc. (formerly Cable Design Technologies Corporation).

      Registration Statement (Form S-8 No. 33-73272) pertaining to the Cable Design Technologies Corporation Long-Term Performance Incentive Plan of Belden CDT Inc. (formerly Cable Design Technologies Corporation).

      Registration Statement (Form S-8 No. 333-2450) pertaining to the Cable Design Technologies Corporation Supplemental Long-Term Performance Incentive Plan of Belden CDT Inc. (formerly Cable Design Technologies Corporation).

      Registration Statement (Form S-8 No. 333-80229) pertaining to the Cable Design Technologies Corporation 1999 Long-Term Performance Incentive Plan of Belden CDT Inc. (formerly Cable Design Technologies Corporation).

      Registration Statement (Form S-8 No. 333-73790) pertaining to the Cable Design Technologies Corporation 2001 Long-Term Performance Incentive Plan of Belden CDT Inc. (formerly Cable Design Technologies Corporation).

      Registration Statement (Form S-8 No. 33-83154, No. 333-74923, No. 333-51088) pertaining to the Belden Inc. Long-Term Incentive Plan.

      Registration Statement (Form S-8 No. 333-107241) pertaining to the Belden Inc. 2003 Long-Term Incentive Plan.

      Registration Statement (Form S-8 No. 333-111297) pertaining to the Belden CDT Inc. Retirement Savings Plan.

      Registration Statement (Form S-8 No. 333-117906) of Belden CDT Inc. pertaining to the foregoing three plans (the Belden Inc. Long-Term Incentive Plan, the Belden Inc. 2003 Long-Term Incentive Plan, and the Belden CDT Inc. Retirement Savings Plan).

of our report dated March 8, 2006, with respect to the consolidated financial statements and schedule of Belden CDT Inc. and to our report dated March 8, 2006, with respect to

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Belden CDT Inc. management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Belden CDT Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2005.

                                                         /s/ Ernst & Young LLP
                                                         -----------------------

St. Louis, Missouri
March 13, 2006

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